UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2023

IX ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40878	98-1586922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 Davies Street, London, W1K 5JH

United Kingdom

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code +44 (0) (203) 908-0450

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	IXAQU	The Nasdaq Stock Exchange LLC
Class A ordinary shares, par value $0.0001 per share	IXAQ	The Nasdaq Stock Exchange LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	IXAQW	The Nasdaq Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy Continued Listing Rule or Standard; Transfer of Listing.

On October 9, 2023, IX Acquisition Corp., a Cayman Islands exempted company (the “Company”), received a letter (the “Total Shareholders Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) notifying the Company that it is not in compliance with Nasdaq Listing Rule 5450(a)(2), which requires the Company to main at least 400 total holders for continued listing on the Nasdaq Global Market. The Total Shareholders Notice stated that the Company has until November 24, 2023 to provide Nasdaq with a plan to regain compliance. If the plan is accepted, Nasdaq may grant an extension of up to 180 calendar days from the date of the Total Shareholders Notice to evidence compliance. If Nasdaq does not accept the Company’s plan, the Company will have the opportunity to appeal that decision to a Nasdaq Hearings Panel.

The Total Shareholders Notice has no immediate effect on the listing of the Company’s securities, and the Company’s securities continue to trade on the Nasdaq Global Market.

The Company intends to provide Nasdaq, on or prior to November 24, 2023, with the Company’s plan to meet the requirements under Nasdaq Listing Rule 5450(a)(2), and will evaluate available options to regain compliance. However, there can be no assurance that the Company will be able to regain compliance under Nasdaq Listing Rule 5450(a)(2), or will otherwise be in compliance with other Nasdaq listing criteria.

The Company, by filing this Current Report Form 8-K, discloses its receipt of the Total Shareholders Notice in accordance with Nasdaq Listing Rule 5810(b).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On October 10, 2023, Mr. Henry Choi resigned from the board of directors of the Company (the “Board”) and from each of the Audit and Compensation Committees, effective upon the Board’s acceptance of his resignation. The Board accepted Mr. Choi’s resignation on October 10, 2023. Mr. Choi’s resignation was not due to any disagreement with the Company, the Board, or management on any matter related to the Company’s operations, policies or practices.

To fill the vacancy created by the resignation of Mr. Choi, on October 10, 2023, the Board appointed Teresa Barger to serve as a Class I director on the Board, and as a member of the Audit Committee and Compensation Committee, effective immediately.

Teresa Barger, age 68, has been the Co-Founder and Chief Executive Officer of Cartica Management, an emerging markets listed-equity fund management firm since 2007. From 1986 to 2007, Ms. Barger worked at the International Finance Corporation (“IFC”) and served in many positions from Investment Officer to Division Manager to Director, where she was responsible for investment review, private equity and investment funds, corporate governance and capital markets development. Before joining IFC, Ms. Barger was with McKinsey & Company from 1982 to 1986. In addition, Ms. Barger is a lifetime member of the Council on Foreign Relations and serves on the boards of American University in Cairo, National Investment and Infrastructure Fund of India, and American Near East Refugee Aid. Ms. Barger also serves on the Advisory Council of the Princeville Climate Tech Fund and is a member of the Advisory Committee On Voluntary Foreign Aid for the United States Agency for International Development. From January 2021 to April 2022, Ms. Barger was a member of the board of directors of Poema Global Holdings Corp. (Nasdaq: PPGH.U), a blank check company which was merged with Gogoro Inc., a company providing battery swapping ecosystems, in April 2022. Ms. Barger received her Bachelor of Arts magna cum laude from Harvard College and her MBA from the Yale School of Management. Ms. Barger also did post graduate work at the American University in Cairo. Ms. Barger is qualified to serve as a director due to her significant experience in finance, capital markets and corporate governance.

There are no family relationships between Ms. Barger and any director or executive officer of the Company. There are no transactions between the Company and Ms. Barger that are subject to disclosure under Item 404(a) of Regulation S-K.

In connection with the appointment of Teresa Barger to the Board, the Company entered into a joinder to the letter agreement and indemnity agreement with Ms. Barger, on substantially the same terms as the form of letter agreement and form of indemnity agreement previously entered into by and between the Company and each of its other officers and directors in connection with the Company’s initial public offering. The form of the Company’s letter agreement is included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on October 13, 2021. The form of the Company’s indemnity agreement is included as Exhibit 10.6 to Amendment No. 1 to the Registration Statement on Form S-1 of the Company filed with the SEC on September 30, 2021.

Item 8.01. Other Events.

On October 12, 2023, the Company issued a press release announcing that the Board has elected to extend the date by which the Company has to consummate a business combination (the “Deadline Date”) from October 12, 2023 for an additional month to November 12, 2023. The Company’s Amended and Restated Memorandum and Articles of Association (the “Articles”) provides the Company with the right to extend the Deadline Date twelve times for an additional one month each time (each, an “Extension”), from April 12, 2023, the initial Deadline Date, to up to April 12, 2024. In connection with the seventh Extension, the Board delivered IX Acquisition Sponsor LLC (the “Sponsor”) a written request to draw down $160,000 under its previously-disclosed promissory note for the seventh Extension. On or before October 12, 2023, the Sponsor will deposit $160,000 into the Company’s trust account in connection with the seventh Extension.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated October 12, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IX ACQUISITION CORP.

	By:	/s/ Noah Aptekar
		Name:	Noah Aptekar
		Title:	Chief Financial Officer and Chief Operating Officer

Dated: October 12, 2023